Exhibit 99.2

Financial Supplement
Second Quarter 2015
(Unaudited)

World Headquarters	Internet address	Contacts:
16600 Swingley Ridge Road	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
2nd Quarter 2015

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’
equity excluding AOCI.

Reinsurance Group of America, Incorporated

PRIOR PERIOD RECLASSIFICATIONS
Effective January 1, 2015, the Company further segmented the Canada; Europe, Middle East and Africa; and Asia Pacific segments into traditional and non-traditional businesses to reflect the expanded product offerings within its geographic-based segments. The prior-period presentation has been adjusted to conform to the new segment reporting structure.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except inforce & per share data)	June 30,	March 31,	Dec. 31,		Sept. 30,	June 30,		June 30,	June 30,
	2015	2015	2014		2014	2014		2015	2014	Change
Net premiums	$2,129,043	$2,023,852	$2,217,772		$2,168,285	$2,183,160	$(54,117)	$4,152,895	$4,283,797	$(130,902)
Net income	130,391	125,114	191,091		157,996	198,296	(67,905)	255,505	334,960	(79,455)
Operating income	130,270	121,778	208,288		159,823	155,131	(24,861)	252,048	269,938	(17,890)
Operating return on equity (ex AOCI) -
annualized	9.8%	9.2%	15.8%		12.5%	12.4%	(2.6)%
trailing 12 months	11.8%	12.5%	12.5%		11.7%	11.8%	—%
Total assets	47,460,271	44,691,268	44,679,611		42,910,363	43,171,051	4,289,220
Assumed Life Reinsurance in Force (in billions)
U.S. and Latin America Traditional	$1,475.6	$1,479.4	$1,483.9		$1,387.2	$1,393.1	$82.5
U.S. and Latin America Non-Traditional	2.1	2.1	1.4		2.2	2.2	(0.1)
Canada Traditional	360.7	349.0	402.8		383.9	395.8	(35.1)
Europe, Middle East and Africa Traditional	573.9	553.3	561.1		573.0	626.1	(52.2)
Asia Pacific Traditional	512.7	460.6	494.0		577.0	616.9	(104.2)
Asia Pacific Non-Traditional	0.3	0.3	0.3		0.3	0.3	—
Total Life Reinsurance in Force	$2,925.3	$2,844.7	$2,943.5		$2,923.6	$3,034.4	$(109.1)
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$15.7	$19.7	$118.1	(1)	$16.6	$21.8	$(6.1)	$35.4	$42.2	$(6.8)
Canada Traditional	11.1	9.7	13.9		11.6	10.4	0.7	20.8	22.8	(2.0)
Europe, Middle East and Africa Traditional	32.3	48.6	38.5		22.5	67.7	(35.4)	80.9	114.2	(33.3)
Asia Pacific Traditional	12.6	27.8	22.4		21.1	18.5	(5.9)	40.4	38.1	2.3
Total New Business Production	$71.7	$105.8	$192.9		$71.8	$118.4	$(46.7)	$177.5	$217.3	$(39.8)
Per Share and Shares Data
Basic earnings per share
Net income	$1.97	$1.84	$2.78		$2.30	$2.87	$(0.90)	$3.80	$4.80	$(1.00)
Operating income	$1.96	$1.79	$3.03		$2.33	$2.25	$(0.29)	$3.75	$3.87	$(0.12)
Diluted earnings per share
Net income	$1.94	$1.81	$2.75		$2.28	$2.84	$(0.90)	$3.76	$4.75	$(0.99)
Operating income	$1.94	$1.77	$2.99		$2.31	$2.23	$(0.29)	$3.70	$3.83	$(0.13)

Wgt. average common shares outstanding
(basic)	66,351	68,141	68,718		68,642	69,076	(2,725)	67,246	69,823	(2,577)
(diluted)	67,120	68,942	69,550		69,335	69,718	(2,598)	68,030	70,489	(2,459)

Common shares issued	79,138	79,138	79,138		79,138	79,138	—	79,138	79,138	—
Treasury shares	12,716	12,699	10,365		10,472	10,328	2,388	12,716	10,328	2,388
Common shares outstanding	66,422	66,439	68,773		68,666	68,810	(2,388)	66,422	68,810	(2,388)

Book value per share	$97.61	$107.62	$102.13		$97.28	$97.21
Per share effect of accumulated other
comprehensive income (AOCI)	$17.31	$28.36	$24.10		$21.84	$23.67
Book value per share, excluding AOCI	$80.30	$79.26	$78.03		$75.44	$73.54

Shareholder dividends paid	$21,850.5	$22,668.8	$22,669.4		$22,632.1	$20,711.1	$1,139.4	$44,519.3	$41,954.7	$2,564.6
(1) Increase in new business production related to the Voya Financial transaction that closed during the 4th quarter.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014	Quarter	2015	2014	Change
Revenues:
Net premiums	$2,129,043	$2,023,852	$2,217,772	$2,168,285	$2,183,160	$(54,117)	$4,152,895	$4,283,797	$(130,902)
Investment income, net of related expenses	450,539	426,891	451,603	447,106	410,607	39,932	877,430	814,982	62,448
Investment related gains (losses), net
OTTI on fixed maturity securities	(4,137)	(2,527)	(6,347)	(246)	(870)	(3,267)	(6,664)	(1,173)	(5,491)
OTTI on fixed maturity securities transferred
to/from AOCI	—	—	—	—	—	—	—	—	—
Other investment related gains (losses), net	(12,041)	10,110	(32,876)	22,564	119,397	(131,438)	(1,931)	204,271	(206,202)
Total investment related gains (losses), net	(16,178)	7,583	(39,223)	22,318	118,527	(134,705)	(8,595)	203,098	(211,693)
Other revenue	66,936	62,287	67,261	78,879	120,726	(53,790)	129,223	188,316	(59,093)
Total revenues	2,630,340	2,520,613	2,697,413	2,716,588	2,833,020	(202,680)	5,150,953	5,490,193	(339,240)
Benefits and expenses:
Claims and other policy benefits	1,866,183	1,775,451	1,866,042	1,855,037	1,841,885	24,298	3,641,634	3,685,562	(43,928)
Interest credited	77,246	120,678	103,523	120,952	115,962	(38,716)	197,924	226,556	(28,632)
Policy acquisition costs and other insurance expenses	300,412	277,043	290,775	336,411	409,374	(108,962)	577,455	764,247	(186,792)
Other operating expenses	131,600	121,618	166,280	133,737	127,462	4,138	253,218	238,398	14,820
Interest expense	35,851	35,627	(9,660)	36,065	35,211	640	71,478	70,295	1,183
Collateral finance and securitization expense	5,258	6,071	3,710	2,571	2,591	2,667	11,329	5,160	6,169
Total benefits and expenses	2,416,550	2,336,488	2,420,670	2,484,773	2,532,485	(115,935)	4,753,038	4,990,218	(237,180)
Income before income taxes	213,790	184,125	276,743	231,815	300,535	(86,745)	397,915	499,975	(102,060)
Income tax expense	83,399	59,011	85,652	73,819	102,239	(18,840)	142,410	165,015	(22,605)
Net income	$130,391	$125,114	$191,091	$157,996	$198,296	$(67,905)	$255,505	$334,960	$(79,455)
Pre-tax Operating Income Reconciliation:
Income before income taxes	213,790	184,125	276,743	231,815	300,535	(86,745)	397,915	499,975	(102,060)
Investment and derivative losses (gains)—
non-operating (1)	41,526	(20,946)	(22,453)	(8,413)	(38,136)	79,662	20,580	(64,442)	85,022
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	23,098	2,325	14,523	(56,812)	(78,835)	101,933	25,423	(156,076)	181,499
GMXB embedded derivatives (1)	(50,878)	25,133	52,901	47,479	5,183	(56,061)	(25,745)	28,844	(54,589)
Funds withheld losses (gains)—investment income	(3,002)	(11,402)	(1,371)	(5,501)	(5,954)	2,952	(14,404)	(6,343)	(8,061)
EIA embedded derivatives—interest credited	(10,488)	10,313	(362)	(415)	6,916	(17,404)	(175)	356	(531)
DAC offset, net	(1,187)	(8,951)	(15,253)	26,521	47,543	(48,730)	(10,138)	100,611	(110,749)
Non-investment derivatives	493	(108)	(472)	28	—	493	385	—	385
Operating Income Before Income Taxes	$213,352	$180,489	$304,256	$234,702	$237,252	$(23,900)	$393,841	$402,925	$(9,084)
After-tax Operating Income Reconciliation:
Net Income	130,391	125,114	191,091	157,996	198,296	(67,905)	255,505	334,960	(79,455)
Investment and derivative losses (gains)—
non-operating (1)	27,152	(14,585)	(15,281)	(5,517)	(26,820)	53,972	12,567	(43,827)	56,394
Change in value of modified coinsurance
and funds withheld embedded derivatives (1)	15,014	1,511	9,440	(36,928)	(51,242)	66,256	16,525	(101,449)	117,974
GMXB embedded derivatives (1)	(33,070)	16,336	34,386	30,861	3,369	(36,439)	(16,734)	18,749	(35,483)
Funds withheld losses (gains)—investment income	(1,951)	(7,412)	(891)	(3,576)	(3,870)	1,919	(9,363)	(4,123)	(5,240)
EIA embedded derivatives—interest credited	(6,817)	6,703	(236)	(269)	4,495	(11,312)	(114)	231	(345)
DAC offset, net	(770)	(5,819)	(9,914)	17,238	30,903	(31,673)	(6,589)	65,397	(71,986)
Non-investment derivatives	321	(70)	(307)	18	—	321	251	—	251
Operating Income	$130,270	$121,778	$208,288	$159,823	$155,131	$(24,861)	$252,048	$269,938	$(17,890)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands, except per share data)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Net premiums	$2,129,043	$2,023,852	$2,217,772	$2,168,285	$2,183,160	$(54,117)	$4,152,895	$4,283,797	$(130,902)
Investment income, net of related expenses	447,537	415,489	450,232	441,605	404,653	42,884	863,026	808,639	54,387
Investment related gains (losses), net	(2,432)	14,095	5,748	4,572	6,739	(9,171)	11,663	11,424	239
Other revenue	67,429	62,179	66,789	78,907	120,726	(53,297)	129,608	188,316	(58,708)
Total revenues	2,641,577	2,515,615	2,740,541	2,693,369	2,715,278	(73,701)	5,157,192	5,292,176	(134,984)

Benefits and expenses:
Claims and other policy benefits	1,866,183	1,775,451	1,866,042	1,855,037	1,841,885	24,298	3,641,634	3,685,562	(43,928)
Interest credited	87,734	110,365	103,885	121,367	109,046	(21,312)	198,099	226,200	(28,101)
Policy acquisition costs and other insurance expenses	301,599	285,994	306,028	309,890	361,831	(60,232)	587,593	663,636	(76,043)
Other operating expenses	131,600	121,618	166,280	133,737	127,462	4,138	253,218	238,398	14,820
Interest expense	35,851	35,627	(9,660)	36,065	35,211	640	71,478	70,295	1,183
Collateral finance and securitization expense	5,258	6,071	3,710	2,571	2,591	2,667	11,329	5,160	6,169
Total benefits and expenses	2,428,225	2,335,126	2,436,285	2,458,667	2,478,026	(49,801)	4,763,351	4,889,251	(125,900)

Operating income before income taxes	213,352	180,489	304,256	234,702	237,252	(23,900)	393,841	402,925	(9,084)

Operating income tax expense	83,082	58,711	95,968	74,879	82,121	961	141,793	132,987	8,806

Operating income	$130,270	$121,778	$208,288	$159,823	$155,131	$(24,861)	$252,048	$269,938	$(17,890)

Wgt. Average Common Shares Outstanding (Diluted)	67,120	68,942	69,550	69,335	69,718	(2,598)	68,030	70,489	(2,459)

Diluted Earnings Per Share—Operating Income	$1.94	$1.77	$2.99	$2.31	$2.23	$(0.29)	$3.70	$3.83	$(0.13)

Foreign currency effect (1):
Net premiums	$(121,287)	$(96,024)	$(61,093)	$5,906	$(4,964)	$(116,323)	$(217,311)	$(55,189)	$(162,122)
Operating income before income taxes	$(8,700)	$(11,833)	$(9,276)	$(2,016)	$(809)	$(7,891)	$(20,533)	$(7,414)	$(13,119)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Consolidated Balance Sheets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014
Assets
Fixed maturity securities, available-for-sale	$28,063,975	$25,801,223	$25,480,972	$24,475,451	$24,480,396
Mortgage loans on real estate	3,073,313	2,913,486	2,712,238	2,617,091	2,555,800
Policy loans	1,438,156	1,284,085	1,284,284	1,249,948	1,250,635
Funds withheld at interest	5,840,076	5,841,554	5,922,561	5,969,006	5,940,521
Short-term investments	76,118	89,136	97,694	44,437	45,596
Other invested assets	1,110,107	1,243,033	1,198,319	1,165,021	1,128,375
Total investments	39,601,745	37,172,517	36,696,068	35,520,954	35,401,323
Cash and cash equivalents	1,335,661	1,083,179	1,645,669	1,118,745	1,378,117
Accrued investment income	322,069	283,665	261,096	305,880	279,368
Premiums receivable and other reinsurance balances	1,518,208	1,509,810	1,527,729	1,491,993	1,559,526
Reinsurance ceded receivables	711,463	665,797	578,206	596,704	614,203
Deferred policy acquisition costs	3,299,541	3,286,348	3,342,575	3,297,616	3,368,343
Other assets	671,584	689,952	628,268	578,471	570,171
Total assets	$47,460,271	$44,691,268	$44,679,611	$42,910,363	$43,171,051

Liabilities and Stockholders’ Equity
Future policy benefits	$16,773,035	$14,152,780	$14,476,637	$13,541,687	$13,785,532
Interest-sensitive contract liabilities	13,516,059	12,508,201	12,591,497	12,638,117	12,686,025
Other policy claims and benefits	3,857,610	3,822,699	3,824,069	3,861,060	3,996,737
Other reinsurance balances	311,388	320,950	306,915	276,314	258,023
Deferred income taxes	2,246,086	2,529,733	2,365,817	2,149,076	2,232,821
Other liabilities	1,032,980	1,118,645	994,230	967,303	716,157
Short-term debt	—	—	—	—	110,000
Long-term debt	2,313,470	2,313,884	2,314,293	2,314,693	2,214,705
Collateral finance and securitization notes	926,410	774,351	782,701	482,115	482,092
Total liabilities	40,977,038	37,541,243	37,656,159	36,230,365	36,482,092

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,805,858	1,802,774	1,798,279	1,784,818	1,783,856
Retained earnings	4,425,302	4,339,028	4,239,647	4,074,047	3,941,777
Treasury stock	(898,082)	(876,804)	(672,394)	(679,265)	(666,125)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(13,989)	(35,924)	81,847	131,936	207,043
Unrealized appreciation of securities, net of income taxes	1,211,056	1,968,697	1,624,773	1,387,957	1,442,324
Pension and postretirement benefits, net of income taxes	(47,703)	(48,537)	(49,491)	(20,286)	(20,707)
Total stockholders’ equity	6,483,233	7,150,025	7,023,452	6,679,998	6,688,959
Total liabilities and stockholders’ equity	$47,460,271	$44,691,268	$44,679,611	$42,910,363	$43,171,051

Total stockholders’ equity, excluding AOCI	$5,333,869	$5,265,789	$5,366,323	$5,180,391	$5,060,299

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Net premiums	$1,170,931	$1,114,094	$1,221,862	$1,171,916	$1,189,822	$(18,891)	$2,285,025	$2,331,727	$(46,702)
Investment income, net of related expenses	163,390	143,005	142,753	139,272	137,404	25,986	306,395	270,780	35,615
Other revenue	4,567	664	1,323	783	767	3,800	5,231	1,409	3,822
Total revenues	1,338,888	1,257,763	1,365,938	1,311,971	1,327,993	10,895	2,596,651	2,603,916	(7,265)

Benefits and expenses:
Claims and other policy benefits	1,041,390	1,039,407	1,021,046	1,030,525	1,045,030	(3,640)	2,080,797	2,078,737	2,060
Interest credited	21,875	12,944	13,101	12,993	12,818	9,057	34,819	25,090	9,729
Policy acquisition costs and other insurance expenses	169,035	158,567	168,395	161,120	156,270	12,765	327,602	312,270	15,332
Other operating expenses	27,155	26,529	29,276	28,408	24,921	2,234	53,684	50,662	3,022
Total benefits and expenses	1,259,455	1,237,447	1,231,818	1,233,046	1,239,039	20,416	2,496,902	2,466,759	30,143

Operating income before income taxes	79,433	20,316	134,120	78,925	88,954	(9,521)	99,749	137,157	(37,408)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	79,433	20,316	134,120	78,925	88,954	(9,521)	99,749	137,157	(37,408)
Investment and derivative (losses) gains - non-operating	3,360	(2,473)	(5,268)	(1,092)	5,034	(1,674)	887	7,803	(6,916)
Income before income taxes	$82,793	$17,843	$128,852	$77,833	$93,988	$(11,195)	$100,636	$144,960	$(44,324)

Loss and Expense Ratios:
Claims and other policy benefits	88.9%	93.3%	83.6%	87.9%	87.8%	1.1%	91.1%	89.2%	1.9%
Policy acquisition costs and other insurance expenses	14.4%	14.2%	13.8%	13.7%	13.1%	1.3%	14.3%	13.4%	0.9%
Other operating expenses	2.3%	2.4%	2.4%	2.4%	2.1%	0.2%	2.3%	2.2%	0.1%

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Net premiums	$5,941	$5,041	$4,747	$5,168	$4,984	$957	$10,982	$10,164	$818
Investment income, net of related expenses	152,616	141,470	155,557	170,608	143,927	8,689	294,086	302,546	(8,460)
Investment related gains (losses), net	—	—	1	(2)	1	(1)	—	1	(1)
Other revenue	26,634	26,544	28,436	28,944	29,376	(2,742)	53,178	57,652	(4,474)
Total revenues	185,191	173,055	188,741	204,718	178,288	6,903	358,246	370,363	(12,117)

Benefits and expenses:
Claims and other policy benefits	19,983	6,726	5,289	5,586	4,713	15,270	26,709	8,973	17,736
Interest credited	69,530	84,672	86,294	104,985	90,037	(20,507)	154,202	191,681	(37,479)
Policy acquisition costs and other insurance expenses	34,163	37,005	36,380	31,960	35,698	(1,535)	71,168	76,770	(5,602)
Other operating expenses	5,113	4,318	4,764	4,211	3,813	1,300	9,431	7,907	1,524
Total benefits and expenses	128,789	132,721	132,727	146,742	134,261	(5,472)	261,510	285,331	(23,821)

Operating income before income taxes	56,402	40,334	56,014	57,976	44,027	12,375	96,736	85,032	11,704

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	56,402	40,334	56,014	57,976	44,027	12,375	96,736	85,032	11,704
Investment and derivative gains (losses) - non-operating (1)	(39,497)	21,787	28,086	18,001	12,412	(51,909)	(17,710)	33,712	(51,422)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(26,456)	147	(13,490)	56,490	79,768	(106,224)	(26,309)	158,464	(184,773)
GMXB embedded derivatives (1)	50,878	(25,133)	(52,901)	(47,479)	(5,183)	56,061	25,745	(28,844)	54,589
Funds withheld gains (losses) - investment income	2,748	6,367	1,154	4,914	5,232	(2,484)	9,115	5,015	4,100
EIA embedded derivatives - interest credited	10,488	(10,313)	362	415	(6,916)	17,404	175	(356)	531
DAC offset, net	1,187	8,951	15,253	(26,521)	(47,543)	48,730	10,138	(100,611)	110,749
Income before income taxes	$55,750	$42,140	$34,478	$63,796	$81,797	$(26,047)	$97,890	$152,412	$(54,522)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income (Cont’d)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(USD millions)	2015	2015	2014	2014	2014
Annuity account values:

Fixed annuities (deferred)	$5,004	$4,779	$4,859	$4,919	$5,030

Net interest spread (fixed annuities):	2.5%	2.3%	3.5%	3.2%	2.3%

Equity-indexed annuities	$4,622	$4,666	$4,695	$4,716	$4,725

Variable annuities:
No riders	$843	$864	$881	$899	$941
GMDB only	69	71	75	79	84
GMIB only	5	5	5	6	6
GMAB only	38	41	44	46	50
GMWB only	1,540	1,600	1,636	1,676	1,741
GMDB / WB	391	410	427	427	462
Other	24	26	27	28	30
Total VA account values	$2,910	$3,017	$3,095	$3,161	$3,314

Fair value of liabilities associated with living benefit riders	$134	$184	$159	$106	$59

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$325	$336	$336	$336	$301

Bank-owned life insurance (BOLI)	$554	$551	$548	$544	$541

Other asset-intensive business	$67	$68	$69	$69	$71

Future policy benefits associated with:

Payout annuities	$1,952	$—	$—	$—	$—

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Financial Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Investment income, net of related expenses	$1,194	$1,145	$1,155	$1,003	$1,086	$108	$2,339	$2,333	$6
Other revenue	17,717	15,305	18,363	23,581	21,777	(4,060)	33,022	40,875	(7,853)
Total revenues	18,911	16,450	19,518	24,584	22,863	(3,952)	35,361	43,208	(7,847)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2,522	2,416	4,112	8,458	6,944	(4,422)	4,938	12,686	(7,748)
Other operating expenses	1,746	1,669	2,876	2,322	2,310	(564)	3,415	4,487	(1,072)
Total benefits and expenses	4,268	4,085	6,988	10,780	9,254	(4,986)	8,353	17,173	(8,820)

Operating income before income taxes	14,643	12,365	12,530	13,804	13,609	1,034	27,008	26,035	973

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	14,643	12,365	12,530	13,804	13,609	1,034	27,008	26,035	973
Investment and derivative gains (losses) - non-operating	—	—	(162)	(100)	68	(68)	—	151	(151)
Income before income taxes	$14,643	$12,365	$12,368	$13,704	$13,677	$966	$27,008	$26,186	$822

Reinsurance Group of America, Incorporated Canada Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Net premiums	$224,960	$212,550	$240,409	$239,645	$248,031	$(23,071)	$437,510	$473,335	$(35,825)
Investment income, net of related expenses	45,497	44,405	47,442	49,060	48,703	(3,206)	89,902	94,976	(5,074)
Investment related gains (losses), net	1,110	939	937	907	621	489	2,049	1,627	422
Other revenue	(454)	1,556	569	761	(220)	(234)	1,102	741	361
Total revenues	271,113	259,450	289,357	290,373	297,135	(26,022)	530,563	570,679	(40,116)

Benefits and expenses:
Claims and other policy benefits	185,742	183,534	200,620	195,162	199,084	(13,342)	369,276	388,655	(19,379)
Interest credited	5	4	14	10	9	(4)	9	9	—
Policy acquisition costs and other insurance expenses	53,371	49,551	60,699	60,260	60,687	(7,316)	102,922	113,640	(10,718)
Other operating expenses	8,236	9,188	9,826	10,086	9,612	(1,376)	17,424	19,099	(1,675)
Total benefits and expenses	247,354	242,277	271,159	265,518	269,392	(22,038)	489,631	521,403	(31,772)

Operating income before income taxes	23,759	17,173	18,198	24,855	27,743	(3,984)	40,932	49,276	(8,344)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	23,759	17,173	18,198	24,855	27,743	(3,984)	40,932	49,276	(8,344)
Investment and derivative gains (losses) - non-operating	(1,277)	519	1,418	(1,282)	3,544	(4,821)	(758)	838	(1,596)
Funds withheld gains (losses) - investment income	254	5,035	217	587	722	(468)	5,289	1,328	3,961
Income before income taxes	$22,736	$22,727	$19,833	$24,160	$32,009	$(9,273)	$45,463	$51,442	$(5,979)

Loss and Expense Ratios:
Loss ratios (creditor business)	31.8%	29.5%	31.3%	28.0%	27.5%	4.3%	30.7%	29.2%	1.5%
Loss ratios (excluding creditor business)	95.9%	101.2%	100.6%	98.3%	97.1%	(1.2)%	98.5%	97.6%	0.9%
Claims and other policy benefits / (net premiums + investment income)	68.7%	71.4%	69.7%	67.6%	67.1%	1.6%	70.0%	68.4%	1.6%
Policy acquisition costs and other insurance expenses (creditor business)	64.0%	63.0%	65.8%	65.2%	66.6%	(2.6)%	63.5%	62.9%	0.6%
Policy acquisition costs and other insurance expenses (excluding creditor business)	13.2%	12.9%	11.9%	12.5%	11.0%	2.2%	13.1%	12.6%	0.5%
Other operating expenses	3.7%	4.3%	4.1%	4.2%	3.9%	(0.2)%	4.0%	4.0%	0.0%

Foreign currency effect (1):
Net premiums	$(28,850)	$(26,121)	$(18,820)	$(11,917)	$(16,401)	$(12,449)	$(54,971)	$(38,051)	$(16,920)
Operating income before income taxes	$(3,065)	$(2,147)	$(1,750)	$(1,556)	$(1,743)	$(1,322)	$(5,212)	$(4,015)	$(1,197)

Creditor reinsurance net premiums	$46,629	$44,054	$59,451	$57,412	$60,013	$(13,384)	$90,683	$107,357	$(16,674)

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canada Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Net premiums	$9,725	$9,967	$4,615	$5,491	$5,546	$4,179	$19,692	$11,086	$8,606
Investment income, net of related expenses	328	550	616	600	655	(327)	878	1,379	(501)
Other revenue	1,405	1,357	1,432	1,568	1,483	(78)	2,762	1,483	1,279
Total revenues	11,458	11,874	6,663	7,659	7,684	3,774	23,332	13,948	9,384

Benefits and expenses:
Claims and other policy benefits	7,904	7,299	4,451	6,271	4,209	3,695	15,203	9,394	5,809
Policy acquisition costs and other insurance expenses	148	107	131	149	150	(2)	255	301	(46)
Other operating expenses	312	337	350	358	342	(30)	649	680	(31)
Total benefits and expenses	8,364	7,743	4,932	6,778	4,701	3,663	16,107	10,375	5,732

Operating income before income taxes	3,094	4,131	1,731	881	2,983	111	7,225	3,573	3,652

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	3,094	4,131	1,731	881	2,983	111	7,225	3,573	3,652
Investment and derivative gains (losses) - non-operating	—	—	8	3	28	(28)	—	69	(69)
Income before income taxes	$3,094	$4,131	$1,739	$884	$3,011	$83	$7,225	$3,642	$3,583

Foreign currency effect (2):
Net premiums	$(1,234)	$(1,302)	$(1,390)	$(29)	$(43)	$(1,191)	$(2,536)	$(111)	$(2,425)
Operating income (loss) before income taxes	$(397)	$(251)	$(146)	$(49)	$(200)	$(197)	$(648)	$(261)	$(387)

(1) The Canadian non-traditional segment includes longevity and financial reinsurance.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Net premiums	$275,745	$269,746	$288,191	$291,015	$286,403	$(10,658)	$545,491	$578,201	$(32,710)
Investment income, net of related expenses	13,092	12,089	15,099	13,050	12,113	979	25,181	23,937	1,244
Investment related gains (losses), net	(4,509)	12,208	3,678	2,550	5,183	(9,692)	7,699	7,776	(77)
Other revenue	(136)	1,140	(582)	2,878	(336)	200	1,004	68	936
Total revenues	284,192	295,183	306,386	309,493	303,363	(19,171)	579,375	609,982	(30,607)

Benefits and expenses:
Claims and other policy benefits	240,942	235,307	247,959	244,010	236,540	4,402	476,249	505,791	(29,542)
Interest credited	(4,048)	12,349	4,076	2,959	5,750	(9,798)	8,301	8,536	(235)
Policy acquisition costs and other insurance expenses	14,183	12,008	14,038	17,205	11,994	2,189	26,191	25,729	462
Other operating expenses	23,956	25,086	30,414	25,028	26,029	(2,073)	49,042	48,999	43
Total benefits and expenses	275,033	284,750	296,487	289,202	280,313	(5,280)	559,783	589,055	(29,272)

Operating income (loss) before income taxes	9,159	10,433	9,899	20,291	23,050	(13,891)	19,592	20,927	(1,335)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	9,159	10,433	9,899	20,291	23,050	(13,891)	19,592	20,927	(1,335)
Investment and derivative gains (losses) - non-operating	—	49	3,330	990	3,737	(3,737)	49	4,868	(4,819)
Income before income taxes	$9,159	$10,482	$13,229	$21,281	$26,787	$(17,628)	$19,641	$25,795	$(6,154)

Loss and Expense Ratios:
Claims and other policy benefits	87.4%	87.2%	86.0%	83.8%	82.6%	4.8%	87.3%	87.5%	(0.2)%
Policy acquisition costs and other insurance expenses	5.1%	4.5%	4.9%	5.9%	4.2%	0.9%	4.8%	4.4%	0.4%
Other operating expenses	8.7%	9.3%	10.6%	8.6%	9.1%	(0.4)%	9.0%	8.5%	0.5%

Foreign currency effect (1):
Net premiums	$(35,426)	$(29,430)	$(24,435)	$13,415	$20,767	$(56,193)	$(64,856)	$30,069	$(94,925)
Operating income (loss) before income taxes	$(770)	$(1,301)	$(905)	$1,157	$2,031	$(2,801)	$(2,071)	$1,191	$(3,262)

Critical illness net premiums	$58,278	$58,219	$62,511	$63,303	$66,257	$(7,979)	$116,497	$131,935	$(15,438)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Net premiums	$50,234	$29,860	$57,694	$55,442	$54,481	$(4,247)	$80,094	$103,426	$(23,332)
Investment income, net of related expenses	15,782	16,877	28,799	16,141	8,558	7,224	32,659	10,103	22,556
Other revenue	9,694	7,640	8,725	10,640	8,275	1,419	17,334	15,794	1,540
Total revenues	75,710	54,377	95,218	82,223	71,314	4,396	130,087	129,323	764

Benefits and expenses:
Claims and other policy benefits	39,849	32,081	66,032	53,982	46,006	(6,157)	71,930	84,096	(12,166)
Policy acquisition costs and other insurance expenses	266	(530)	(646)	(738)	(502)	768	(264)	(972)	708
Other operating expenses	3,761	4,191	5,948	5,290	4,179	(418)	7,952	8,469	(517)
Total benefits and expenses	43,876	35,742	71,334	58,534	49,683	(5,807)	79,618	91,593	(11,975)

Operating income before income taxes	31,834	18,635	23,884	23,689	21,631	10,203	50,469	37,730	12,739

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	31,834	18,635	23,884	23,689	21,631	10,203	50,469	37,730	12,739
Investment and derivative gains (losses) - non-operating	50	851	2,314	206	12,904	(12,854)	901	13,002	(12,101)
Non-investment derivatives	(452)	148	512	—	—	(452)	(304)	—	(304)
Income before income taxes	$31,432	$19,634	$26,710	$23,895	$34,535	$(3,103)	$51,066	$50,732	$334

Foreign currency effect (2):
Net premiums	$(4,779)	$(2,327)	$9,345	$1,026	$437	$(5,216)	$(7,106)	$(175)	$(6,931)
Operating income before income taxes	$(4,214)	$(2,393)	$(1,510)	$929	$1,679	$(5,893)	$(6,607)	$2,913	$(9,520)

(1) The Europe, Middle East and Africa non-traditional segment includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Net premiums	$390,456	$372,145	$390,652	$393,665	$390,494	$(38)	$762,601	$756,593	$6,008
Investment income, net of related expenses	20,043	20,604	20,785	21,899	21,502	(1,459)	40,647	41,805	(1,158)
Investment related gains (losses), net	—	—	(1)	1	(1)	1	—	—	—
Other revenue	815	1,126	3,363	2,776	51,593	(50,778)	1,941	51,959	(50,018)
Total revenues	411,314	393,875	414,799	418,341	463,588	(52,274)	805,189	850,357	(45,168)
Benefits and expenses:
Claims and other policy benefits	325,667	265,309	312,540	309,648	299,747	25,920	590,976	586,423	4,553
Policy acquisition costs and other insurance expenses	49,335	46,912	46,691	51,249	107,293	(57,958)	96,247	160,872	(64,625)
Other operating expenses	31,997	29,006	37,541	32,818	30,285	1,712	61,003	58,052	2,951
Total benefits and expenses	406,999	341,227	396,772	393,715	437,325	(30,326)	748,226	805,347	(57,121)

Operating income before income taxes	4,315	52,648	18,027	24,626	26,263	(21,948)	56,963	45,010	11,953

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	4,315	52,648	18,027	24,626	26,263	(21,948)	56,963	45,010	11,953
Investment and derivative gains (losses) - non-operating	—	—	1,193	(324)	1,950	(1,950)	—	2,070	(2,070)
Income before income taxes	$4,315	$52,648	$19,220	$24,302	$28,213	$(23,898)	$56,963	$47,080	$9,883

Loss and Expense Ratios:
Claims and other policy benefits	83.4%	71.3%	80.0%	78.7%	76.8%	6.6%	77.5%	77.5%	—%
Policy acquisition costs and other insurance expenses	12.6%	12.6%	12.0%	13.0%	27.5%	(14.9)%	12.6%	21.3%	(8.7)%
Other operating expenses	8.2%	7.8%	9.6%	8.3%	7.8%	0.4%	8.0%	7.7%	0.3%

Foreign currency effect (1):
Net premiums	$(50,842)	$(35,158)	$(23,238)	$3,459	$(9,483)	$(41,359)	$(86,000)	$(46,059)	$(39,941)
Operating income before income taxes	$1,533	$(4,762)	$(2,414)	$(658)	$(1,193)	$2,726	$(3,229)	$(3,451)	$222

Critical illness net premiums	$75,120	$69,867	$76,231	$67,105	$71,928	$3,192	$144,987	$132,326	$12,661

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Net premiums	$898	$10,282	$9,429	$5,757	$3,193	$(2,295)	$11,180	$18,844	$(7,664)
Investment income, net of related expenses	3,888	3,649	4,264	4,546	4,823	(935)	7,537	9,162	(1,625)
Investment related gains (losses), net	507	501	665	645	685	(178)	1,008	1,545	(537)
Other revenue	3,839	5,117	5,539	6,174	5,281	(1,442)	8,956	11,038	(2,082)
Total revenues	9,132	19,549	19,897	17,122	13,982	(4,850)	28,681	40,589	(11,908)
Benefits and expenses:
Claims and other policy benefits	4,706	5,735	8,103	9,859	6,573	(1,867)	10,441	23,493	(13,052)
Interest credited	169	184	195	221	234	(65)	353	480	(127)
Policy acquisition costs and other insurance expenses	419	546	367	603	616	(197)	965	1,326	(361)
Other operating expenses	3,187	2,960	4,006	3,621	3,495	(308)	6,147	6,315	(168)
Total benefits and expenses	8,481	9,425	12,671	14,304	10,918	(2,437)	17,906	31,614	(13,708)

Operating income before income taxes	651	10,124	7,226	2,818	3,064	(2,413)	10,775	8,975	1,800

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	651	10,124	7,226	2,818	3,064	(2,413)	10,775	8,975	1,800
Investment and derivative gains (losses) - non-operating	(2,056)	21	(5,803)	(6,707)	3,651	(5,707)	(2,035)	5,184	(7,219)
Income (loss) before income taxes	$(1,405)	$10,145	$1,423	$(3,889)	$6,715	$(8,120)	$8,740	$14,159	$(5,419)

Foreign currency effect (2):
Net premiums	$(156)	$(1,686)	$(2,555)	$(48)	$(241)	$85	$(1,842)	$(862)	$(980)
Operating income (loss) before income taxes	$(614)	$(451)	$(1,355)	$(436)	$(120)	$(494)	$(1,065)	$(822)	$(243)

(1) The Asia Pacific non-traditional segment includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
Revenues:
Net premiums	$153	$167	$173	$186	$206	$(53)	$320	$421	$(101)
Investment income, net of related expenses	31,707	31,695	33,762	25,426	25,882	5,825	63,402	51,618	11,784
Investment related gains (losses), net	460	447	468	471	250	210	907	475	432
Other revenue	3,348	1,730	(379)	802	2,730	618	5,078	7,297	(2,219)
Total revenues	35,668	34,039	34,024	26,885	29,068	6,600	69,707	59,811	9,896

Benefits and expenses:
Claims and other policy benefits	—	53	2	(6)	(17)	17	53	—	53
Interest credited	203	212	205	199	198	5	415	404	11
Policy acquisition costs and other insurance income	(21,843)	(20,588)	(24,139)	(20,376)	(17,319)	(4,524)	(42,431)	(38,986)	(3,445)
Other operating expenses	26,137	18,334	41,279	21,595	22,476	3,661	44,471	33,728	10,743
Interest expense	35,851	35,627	(9,660)	36,065	35,211	640	71,478	70,295	1,183
Collateral finance and securitization expense	5,258	6,071	3,710	2,571	2,591	2,667	11,329	5,160	6,169
Total benefits and expenses	45,606	39,709	11,397	40,048	43,140	2,466	85,315	70,601	14,714

Operating income (loss) before income taxes	(9,938)	(5,670)	22,627	(13,163)	(14,072)	4,134	(15,608)	(10,790)	(4,818)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(9,938)	(5,670)	22,627	(13,163)	(14,072)	4,134	(15,608)	(10,790)	(4,818)
Investment and derivative gains (losses) - non-operating	1,252	(2,280)	(3,696)	(960)	(6,125)	7,377	(1,028)	(5,643)	4,615
Non-investment derivatives	(41)	(40)	(40)	(28)	—	(41)	(81)	—	(81)
Income (loss) before income taxes	$(8,727)	$(7,990)	$18,891	$(14,151)	$(20,197)	$11,470	$(16,717)	$(16,433)	$(284)

Foreign currency effect (1):
Operating income (loss) before income taxes	$(1,173)	$(528)	$(1,196)	$(1,403)	$(1,263)	$90	$(1,701)	$(2,969)	$1,268

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2015	2015	2014	2014	2014		2015	2014	Change
U.S. and Latin America:
Traditional	$79,433	$20,316	$134,120	$78,925	$88,954	$(9,521)	$99,749	$137,157	$(37,408)
Non-Traditional:
Asset Intensive	56,402	40,334	56,014	57,976	44,027	12,375	96,736	85,032	11,704
Financial Reinsurance	14,643	12,365	12,530	13,804	13,609	1,034	27,008	26,035	973
Total U.S. and Latin America	150,478	73,015	202,664	150,705	146,590	3,888	223,493	248,224	(24,731)
Canada:
Canada Traditional	23,759	17,173	18,198	24,855	27,743	(3,984)	40,932	49,276	(8,344)
Canada Non-Traditional	3,094	4,131	1,731	881	2,983	111	7,225	3,573	3,652
Total Canada	26,853	21,304	19,929	25,736	30,726	(3,873)	48,157	52,849	(4,692)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	9,159	10,433	9,899	20,291	23,050	(13,891)	19,592	20,927	(1,335)
Europe, Middle East and Africa Non-Traditional	31,834	18,635	23,884	23,689	21,631	10,203	50,469	37,730	12,739
Total Europe, Middle East and Africa	40,993	29,068	33,783	43,980	44,681	(3,688)	70,061	58,657	11,404
Asia Pacific:
Asia Pacific Traditional	4,315	52,648	18,027	24,626	26,263	(21,948)	56,963	45,010	11,953
Asia Pacific Non-Traditional	651	10,124	7,226	2,818	3,064	(2,413)	10,775	8,975	1,800
Total Asia Pacific	4,966	62,772	25,253	27,444	29,327	(24,361)	67,738	53,985	13,753
Corporate and Other	(9,938)	(5,670)	22,627	(13,163)	(14,072)	4,134	(15,608)	(10,790)	(4,818)
Consolidated	$213,352	$180,489	$304,256	$234,702	$237,252	$(23,900)	$393,841	$402,925	$(9,084)

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2015	2015	2014	2014	2014
Fixed maturity securities, available-for-sale	$28,063,975	$25,801,223	$25,480,972	$24,475,451	$24,480,396
Mortgage loans on real estate	3,073,313	2,913,486	2,712,238	2,617,091	2,555,800
Policy loans	1,438,156	1,284,085	1,284,284	1,249,948	1,250,635
Funds withheld at interest	5,840,076	5,841,554	5,922,561	5,969,006	5,940,521
Short-term investments	76,118	89,136	97,694	44,437	45,596
Other invested assets	1,110,107	1,243,033	1,198,319	1,165,021	1,128,375
Cash and cash equivalents	1,335,661	1,083,179	1,645,669	1,118,745	1,378,117
Total cash and invested assets	$40,937,406	$38,255,696	$38,341,737	$36,639,699	$36,779,440

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2015	2015	2014	2014	2014		2015	2014	Change
Average invested assets at amortized cost (1)	$21,029,197	$21,073,262	$20,672,245	$20,424,141	$20,121,261	$907,936	$20,926,385	$19,807,087	$1,119,298
Net investment income (1)	$252,131	$247,239	$250,757	$240,877	$236,604	$15,527	$499,369	$466,248	$33,121
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.88%	4.78%	4.94%	4.80%	4.79%	0.09%	4.83%	4.76%	0.07%

(1) Excludes spread-related business (e.g. coinsurance of annuities)

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
(Excludes Funds Withheld Portfolios)

June 30, 2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$16,000,887	$730,409	$241,890	$16,489,406	58.8%	$—
Canadian and Canadian provincial governments	2,655,763	1,140,904	2,860	3,793,807	13.5%	—
Residential mortgage-backed securities	1,154,732	47,241	11,094	1,190,879	4.2%	(300)
Asset-backed securities	1,051,093	19,915	8,384	1,062,624	3.8%	354
Commercial mortgage-backed securities	1,471,419	63,699	9,649	1,525,469	5.4%	(1,609)
U.S. government and agencies	1,332,518	18,149	86,669	1,263,998	4.5%	—
State and political subdivisions	478,262	38,891	10,981	506,172	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,160,658	88,674	17,712	2,231,620	8.0%	—
Total fixed maturity securities	$26,305,332	$2,147,882	$389,239	$28,063,975	100.0%	$(1,555)

Non-redeemable preferred stock	91,717	2,477	3,620	90,574	70.9%
Other equity securities	37,642	434	982	37,094	29.1%
Total equity securities	$129,359	$2,911	$4,602	$127,668	100.0%

December 31, 2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$14,010,604	$965,523	$90,544	$14,885,583	58.4%	$—
Canadian and Canadian provincial governments	2,668,852	1,196,420	7	3,865,265	15.2%	—
Residential mortgage-backed securities	991,867	52,640	6,611	1,037,896	4.1%	(300)
Asset-backed securities	1,059,660	20,301	10,375	1,069,586	4.2%	354
Commercial mortgage-backed securities	1,453,657	87,593	8,659	1,532,591	6.0%	(1,609)
U.S. government and agencies	501,352	25,014	515	525,851	2.0%	—
State and political subdivisions	378,457	51,117	3,498	426,076	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,041,148	110,065	13,089	2,138,124	8.4%	—
Total fixed maturity securities	$23,105,597	$2,508,673	$133,298	$25,480,972	100.0%	$(1,555)

Non-redeemable preferred stock	93,540	7,350	1,527	99,363	78.3%
Other equity securities	26,994	597	94	27,497	21.7%
Total equity securities	$120,534	$7,947	$1,621	$126,860	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturities Securities by Sector (Excludes Funds Withheld Portfolios)

	June 30, 2015				December 31, 2014
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$3,354,601	$3,456,457	21.0%	A-	$3,085,645	$3,227,988	21.6%	A-
Brokerage/Asset Managers/Exchanges	289,357	302,967	1.8%	A	247,955	268,439	1.8%	A
Finance Comp.	190,315	200,090	1.2%	A+	187,055	199,781	1.3%	A+
Insurance	769,652	803,390	4.9%	A-	692,464	758,825	5.1%	A-
REITs	574,008	592,462	3.6%	BBB+	513,412	544,302	3.7%	BBB+
Other Finance	60,467	64,055	0.4%	A-	63,037	67,073	0.5%	BBB+
Total Financial Institutions	$5,238,400	$5,419,421	32.9%		$4,789,568	$5,066,408	34.0%
Industrials
Basic	977,044	992,267	6.0%	BBB	893,754	921,843	6.2%	BBB
Capital Goods	867,563	880,992	5.3%	BBB	657,388	694,700	4.7%	BBB
Communications	1,683,665	1,737,788	10.5%	BBB	1,448,054	1,572,181	10.6%	BBB+
Consumer Cyclical	827,727	858,219	5.2%	BBB+	665,675	709,100	4.8%	BBB+
Consumer Noncyclical	1,490,610	1,533,919	9.3%	BBB+	1,299,879	1,397,510	9.4%	BBB+
Energy	2,028,256	2,056,070	12.5%	BBB+	1,647,847	1,699,885	11.2%	BBB
Technology	520,085	530,159	3.2%	BBB+	465,256	485,833	3.3%	BBB+
Transportation	560,474	582,725	3.5%	A-	453,106	486,736	3.3%	A-
Other Industrial	101,858	109,123	0.7%	BBB+	108,371	118,279	0.8%	A-
Total Industrials	$9,057,282	$9,281,262	56.2%		$7,639,330	$8,086,067	54.3%
Utilities
Electric	1,302,632	1,366,480	8.3%	BBB+	1,192,487	1,309,874	8.8%	BBB+
Natural Gas	240,582	249,089	1.5%	A-	234,761	251,110	1.7%	A-
Other Utility	161,991	173,154	1.1%	BBB+	154,458	172,124	1.2%	A-
Total Utilities	$1,705,205	$1,788,723	10.9%		$1,581,706	$1,733,108	11.7%
Total	$16,000,887	$16,489,406	100.0%	BBB+	$14,010,604	$14,885,583	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		June 30, 2015			March 31, 2015			December 31, 2014			September 30, 2014			June 30, 2014
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$16,880,974	$18,443,284	65.7%	$14,515,363	$16,887,466	65.4%	$14,855,946	$16,866,777	66.1%	$14,590,478	$16,236,196	66.3%	$14,646,888	$16,304,796	66.6%
2	BBB	7,686,514	7,881,514	28.1%	6,957,089	7,450,140	28.9%	6,880,383	7,258,299	28.5%	6,530,399	6,895,202	28.2%	6,527,092	6,942,290	28.3%
3	BB	932,629	950,069	3.4%	799,090	825,796	3.2%	750,152	760,531	3.0%	729,311	751,110	3.1%	669,569	706,926	2.9%
4	B	510,894	504,272	1.8%	419,277	404,081	1.6%	387,456	372,375	1.5%	425,094	421,100	1.7%	362,960	364,395	1.5%
5	CCC	246,203	242,930	0.9%	219,271	214,370	0.8%	212,905	208,346	0.8%	152,363	150,845	0.6%	143,292	142,805	0.6%
6	In or near default	48,118	41,906	0.1%	23,626	19,370	0.1%	18,755	14,644	0.1%	25,296	20,998	0.1%	23,545	19,184	0.1%
	Total	$26,305,332	$28,063,975	100.0%	$22,933,716	$25,801,223	100.0%	$23,105,597	$25,480,972	100.0%	$22,452,941	$24,475,451	100.0%	$22,373,346	$24,480,396	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the National Association of Insurance Commissioners (NAIC) statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology. All other securities will continue to utilize the Nationally Recognized Statistical Rating Organizations (NRSRO) ratings, as available, or equivalent rating based on information from the NAIC.

(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$626,139	$656,940	$644,367	$692,101	$639,936	$677,352	$597,413	$625,070	$564,397	$594,042
Non-agency	528,593	533,939	428,048	435,573	351,931	360,544	367,023	375,647	382,034	392,097
Total residential mortgage-backed securities	1,154,732	1,190,879	1,072,415	1,127,674	991,867	1,037,896	964,436	1,000,717	946,431	986,139
Commercial mortgage-backed securities	1,471,419	1,525,469	1,448,372	1,534,274	1,453,657	1,532,591	1,404,648	1,481,822	1,380,622	1,474,620
Asset-backed securities	1,051,093	1,062,624	1,082,883	1,098,112	1,059,660	1,069,586	993,028	1,006,048	993,116	1,008,375
Total	$3,677,244	$3,778,972	$3,603,670	$3,760,060	$3,505,184	$3,640,073	$3,362,112	$3,488,587	$3,320,169	$3,469,134

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$369,658	94.0%	$71,886	72.3%	$110,346	81.8%	$107,731	89.1%	$96,330	85.8%
20% or more for less than six months	9,253	2.3%	14,581	14.7%	13,698	10.1%	683	0.6%	2,479	2.2%
20% or more for six months or greater	10,328	2.6%	11,546	11.6%	9,254	6.9%	9,510	7.9%	10,936	9.7%
Total	$389,239	98.9%	$98,013	98.6%	$133,298	98.8%	$117,924	97.6%	$109,745	97.7%

Equity Securities

	June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$3,654	0.9%	$712	0.7%	$1,619	1.2%	$2,926	2.4%	$2,555	2.3%
20% or more for less than six months	948	0.2%	737	0.7%	—	0.0%	—	0.0%	—	0.0%
20% or more for six months or greater	—	0.0%	—	0.0%	2	0.0%	2	0.0%	2	0.0%
Total	$4,602	1.1%	$1,449	1.4%	$1,621	1.2%	$2,928	2.4%	$2,557	2.3%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of June 30, 2015
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$4,719,168	$194,881	$299,379	$17,451	$5,018,547	$212,332
Canadian and Canadian provincial governments	117,996	2,860	—	—	117,996	2,860
Residential mortgage-backed securities	309,772	6,659	64,855	3,772	374,627	10,431
Asset-backed securities	294,220	3,101	126,602	3,504	420,822	6,605
Commercial mortgage-backed securities	220,262	4,376	22,831	1,392	243,093	5,768
U.S. government and agencies	862,953	86,669	—	—	862,953	86,669
State and political subdivisions	157,210	7,399	13,180	3,582	170,390	10,981
Other foreign government, supranational, and foreign government-sponsored enterprises	402,345	13,050	33,829	1,988	436,174	15,038
Investment grade securities	7,083,926	318,995	560,676	31,689	7,644,602	350,684

Below investment grade securities:
Corporate securities	553,615	23,667	58,910	5,891	612,525	29,558
Residential mortgage-backed securities	31,443	268	11,779	395	43,222	663
Asset-backed securities	5,305	84	12,102	1,695	17,407	1,779
Commercial mortgage-backed securities	6,523	534	7,544	3,347	14,067	3,881
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	62,974	2,502	3,921	172	66,895	2,674
Below investment grade securities	659,860	27,055	94,256	11,500	754,116	38,555
Total fixed maturity securities	$7,743,786	$346,050	$654,932	$43,189	$8,398,718	$389,239

Non-redeemable preferred stock	39,466	2,178	6,225	1,442	45,691	3,620
Other equity securities	26,791	982	—	—	26,791	982
Total equity securities	$66,257	$3,160	$6,225	$1,442	$72,482	$4,602

	As of December 31, 2014
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$1,225,767	$27,784	$614,294	$30,040	$1,840,061	$57,824
Canadian and Canadian provincial governments	—	—	1,235	7	1,235	7
Residential mortgage-backed securities	78,864	846	135,414	5,247	214,278	6,093
Asset-backed securities	332,785	4,021	109,411	4,289	442,196	8,310
Commercial mortgage-backed securities	78,632	564	28,375	2,461	107,007	3,025
U.S. government and agencies	81,317	89	32,959	426	114,276	515
State and political subdivisions	13,780	17	18,998	3,438	32,778	3,455
Other foreign government, supranational, and foreign government-sponsored enterprises	156,725	7,007	76,111	2,946	232,836	9,953
Investment grade securities	1,967,870	40,328	1,016,797	48,854	2,984,667	89,182

Below investment grade securities:
Corporate securities	415,886	29,316	32,567	3,404	448,453	32,720
Residential mortgage-backed securities	22,836	293	6,284	225	29,120	518
Asset-backed securities	12,448	274	7,108	1,791	19,556	2,065
Commercial mortgage-backed securities	3,288	249	5,580	5,385	8,868	5,634
State and political subdivisions	964	43	—	—	964	43
Other foreign government, supranational, and foreign government-sponsored enterprises	13,986	3,136	—	—	13,986	3,136
Below investment grade securities	469,408	33,311	51,539	10,805	520,947	44,116
Total fixed maturity securities	$2,437,278	$73,639	$1,068,336	$59,659	$3,505,614	$133,298

Non-redeemable preferred stock	11,619	235	19,100	1,292	30,719	1,527
Other equity securities	—	—	3,545	94	3,545	94
Total equity securities	$11,619	$235	$22,645	$1,386	$34,264	$1,621

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2015	2015	2014	2014	2014		2015	2014	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(4,137)	$(2,527)	$(6,347)	$(246)	$(870)	$(3,267)	$(6,664)	$(1,173)	$(5,491)
Portion of loss recognized in accumulated other comprehensive income (before taxes)	—	—	—	—	—	—	—	—	—
Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(4,137)	(2,527)	(6,347)	(246)	(870)	(3,267)	(6,664)	(1,173)	(5,491)
Gain on investment activity	20,009	19,201	13,662	8,819	34,887	(14,878)	39,210	42,954	(3,744)
Loss on investment activity	(14,475)	(13,596)	(11,480)	(6,355)	(6,877)	(7,598)	(28,071)	(13,460)	(14,611)
Net gain/(loss) on fixed maturity and equity securities	1,397	3,078	(4,165)	2,218	27,140	(25,743)	4,475	28,321	(23,846)

Other impairment losses and change in mortgage loan provision	143	(4,168)	371	(2,041)	(5,309)	5,452	(4,025)	(3,645)	(380)
Other non-derivative gain/(loss), net	976	17,375	2,759	2,298	9,197	(8,221)	18,351	17,565	786

Free-standing Derivatives:
Credit default swaps	(187)	2,658	2,658	(1,389)	4,783	(4,970)	2,471	2,669	(198)
Interest rate swaps - non-hedged	(41,729)	29,344	33,812	9,114	22,244	(63,973)	(12,385)	51,903	(64,288)
Interest rate swaps - hedged	—	7	10	8	7	(7)	7	1	6
Futures	(2,183)	(7,331)	(6,728)	6,446	(7,684)	5,501	(9,514)	(9,268)	(246)
CPI swaps	168	(71)	(536)	(274)	115	53	97	467	(370)
Equity options	(2,605)	(8,067)	(5,724)	1,017	(8,800)	6,195	(10,672)	(17,765)	7,093
Currency forwards	(1,433)	(220)	(5,746)	(5,277)	1,178	(2,611)	(1,653)	2,332	(3,985)
Bond forwards	1,495	(840)	—	—	—	1,495	655	—	655
Interest rate options	—	3,276	11,490	865	2,004	(2,004)	3,276	3,286	(10)
Total free-standing derivatives	(46,474)	18,756	29,236	10,510	13,847	(60,321)	(27,718)	33,625	(61,343)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(23,098)	(2,325)	(14,523)	56,812	78,835	(101,933)	(25,423)	156,076	(181,499)
GMXB	50,878	(25,133)	(52,901)	(47,479)	(5,183)	56,061	25,745	(28,844)	54,589
Total embedded derivatives	27,780	(27,458)	(67,424)	9,333	73,652	(45,872)	322	127,232	(126,910)

Net gain/(loss) on total derivatives	(18,694)	(8,702)	(38,188)	19,843	87,499	(106,193)	(27,396)	160,857	(188,253)

Total investment related gains / (losses), net	$(16,178)	$7,583	$(39,223)	$22,318	$118,527	$(134,705)	$(8,595)	$203,098	$(211,693)

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